AMENDMENT NO. 2 TO AGREEMENT OF SALE


     THIS AMENDMENT NO. 2 TO AGREEMENT OF SALE (this "Amendment") is dated as
of November   , 1996 by and between GROUP ONE INVESTMENTS, INC., an Illinois corporation ("Purchaser"), and 100 PROVIDENCE SQUARE LIMITED PARTNERSHIP, an Illinois limited partnership ("Seller").

                              WITNESSETH:

     A. WHEREAS, Purchaser and Seller have heretofore entered into that certain Agreement of Sale dated as of October 17, 1996, as amended by that certain Amendment No. 1 to Agreement of Sale dated as of October 17, 1996, providing for the sale by Seller to Purchaser of certain real property and other related property located in Charlotte, North Carolina and known as Providence Square Apartments (the "Property") (said Agreement of Sale, as amended by Amendment No. 1 thereto, is hereinafter referred to as the "Agreement"); and

     B. WHEREAS, Purchaser and Seller have heretofore entered into that certain Agreement dated as of October 17, 1996 providing for the sale by Seller to Purchaser of certain personal property located at the Property (the "Personal Property") (said Agreement is hereinafter referred to as the "Agreement" hereinafter referred to as the ("Personal Property Agreement"); and

     C. WHEREAS, the parties heretofore desire to amend the terms and conditions of the Agreement in certain respects, in accordance with the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the recitals set forth, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all parties, Purchaser and Seller hereby agree as follows:

     1.   Preambles.     The Preambles to this Amendment are fully incorporated
herein by this reference thereto with the same force and effect as though restated herein.

     2. Defined Terms. To the extent not otherwise defined herein to the contrary, all capitalized terms and/or phrases used in this Amendment shall have the respective meanings ascribed to them in the Agreement, as modified hereby.

     3.   Extension of Closing Date.    Paragraph 8 of the Agreement is amended
to provide that the Closing Date shall be extended from December 2, 1996 to December 19, 1996, and that all references to the Closing Date in both the Agreement and the Personal Property Agreement shall mean December 19, 1996.
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4.   Miscellaneous. Except as may be expressly set forth herein to the contrary, the Agreement remains unmodified and all of the terms and conditions of the Agreement shall remain in full force and effect. Notwithstanding anything to the contrary contained herein, to the extent that the terms and conditions of this Amendment conflict with the terms and conditions of the Agreement, this Amendment shall control.

     5.   Governing Law.      This Amendment shall be governed and construed
under the laws of the State of North Carolina.

     IN WITNESS WHEREOF, the parties hereto have put their hand and seal as of the date first set forth above.

                                   PURCHASER:

                                   GROUP ONE INVESTMENTS, INC.,
                                   an Illinois corporation


                                   By:  /s/ Robert H. Weitzman
                                        -----------------------------
                                   Name:    Robert H. Weitzman
                                        ------------------------------
                                   Its:     President
                                        ------------------------------


                                   SELLER:

                                   100 PROVIDENCE SQUARE LIMITED
                                   PARTNERSHIP, an Illinois limited partnership

                                   By:  Balcor Current Income Partners-85,Inc.,
                                        an Illinois corporation,
                                        its general partner

                                   By:  /s/ James E. Mendelson
                                        -------------------------------
                                   Name:    James E. Mendelson
                                        -------------------------------
                                   Its:     Authorized Rep.
                                        -------------------------------
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